UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2012

CHUY’S HOLDINGS, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-35603	20-5717694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1623 Toomey Rd.

Austin, Texas 78704

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 473-2783

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2012, immediately prior to the closing of the initial public offering by Chuy’s Holdings, Inc. (the “Company”) of its common stock pursuant to a Registration Statement on Form S-1 (Registration No. 333-176097) (the “Registration Statement”), the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement (the “Amended and Restated Certificate of Incorporation”) and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement (the “Bylaws”), became effective. A description of the Amended and Restated Certificate of Incorporation and the Bylaws is contained in the Prospectus, dated July 23, 2012, filed pursuant to Rule 424(b) of the Securities Act of 1933 on July 25, 2012 in the section entitled “Description of Capital Stock” and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUY’S HOLDINGS, INC.

By:	/s/ SHARON A. RUSSELL
Name:	Sharon A. Russell
Title:	Chief Administrative Officer and Secretary

Date: July 27, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws